UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Committed Capital Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMITTED CAPITAL ACQUISITION CORPORATION
411 W. 14th Street, 2nd Floor
New York, New York 10014

April   , 2014

To Our Stockholders:

You are cordially invited to attend the 2014 annual meeting of stockholders of Committed Capital Acquisition Corporation to be held at 11:00 a.m. EST on Thursday, June 5, 2014 at STK, 26 Little West 12th Street, New York, NY 10014, 3rd Floor.

Details regarding the meeting, the business to be conducted at the meeting, and information about Committed Capital Acquisition Corporation that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, two persons will be elected to our Board of Directors. In addition, we will ask stockholders to approve the 2013 Employee, Director and Consultant Equity Incentive Plan, to approve a proposed amendment and restatement of the Committed Capital Acquisition Corporation Amended and Restated Certificate of Incorporation, to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014, to approve the compensation of our named executive officers, as disclosed in this proxy statement, and to vote on the frequency of holding an advisory vote on the compensation of our named executive officers. The Board of Directors recommends the approval of each of the first five proposals and a vote for a frequency of voting on executive compensation every year. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Committed Capital Acquisition Corporation. We look forward to seeing you at the annual meeting.

Sincerely,

Jonathan Segal
Chief Executive Officer

COMMITTED CAPITAL ACQUISITION CORPORATION
411 W. 14th Street, 2nd Floor
New York, New York 10014

April   , 2014

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TIME: 11:00 a.m.

DATE: June 5, 2014

PLACE: STK, 26 Little West 12th Street, New York, NY 10014, 3rd Floor

PURPOSES:

1.	To elect two directors to serve three-year terms expiring in 2017;
2.	To approve the 2013 Employee, Director and Consultant Equity Incentive Plan;
3.	To approve a proposed amendment and restatement to the Amended and Restated Certificate of Incorporation of Committed Capital Acquisition Corporation to (a) amend and/or remove certain provisions, including but not limited to Article IX, relating to certain business transaction requirements of Committed Capital Acquisition Corporation; and (b) change the name of Committed Capital Acquisition Corporation to The ONE Group Hospitality, Inc.;
4.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;
5.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement;
6.	To approve by an advisory vote the frequency of holding an advisory vote on compensation of our named executive officers; and
7.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Committed Capital Acquisition Corporation common stock at the close of business on April 11, 2014. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 411 W. 14th Street, 2nd Floor, New York, New York 10014.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Samuel Goldfinger
Chief Financial Officer and Secretary

i

ii

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

COMMITTED CAPITAL ACQUISITION CORPORATION
411 W. 14th Street, 2nd Floor
New York, New York
10014

PROXY STATEMENT FOR COMMITTED CAPITAL ACQUISITION CORPORATION
2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2014

This proxy statement, along with the accompanying notice of 2014 annual meeting of stockholders, contains information about the 2014 annual meeting of stockholders of Committed Capital Acquisition Corporation, including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m., local time, on Thursday, June 5, 2014, at our corporate offices located at STK, 26 Little West 12th Street, New York, NY 10014, 3rd Floor.

In this proxy statement, we refer to Committed Capital Acquisition Corporation as “Committed Capital Acquisition Corporation,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about April   , 2014, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2013 annual report, which includes our financial statements for the fiscal year ended December 31, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 5, 2014

This proxy statement and our 2013 annual report to stockholders are available for viewing, printing and downloading at http://www.togrp.com/proxy.html. To view these materials please have your 12-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2013 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at www.togrp.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Samuel Goldfinger, The ONE Group, LLC, 411 West 14th Street, 2nd Floor, New York, New York 10014. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Committed Capital Acquisition Corporation is soliciting your proxy to vote at the 2014 annual meeting of stockholders to be held at STK, 26 Little West 12th Street, New York, NY 10014, 3rd Floor, on Thursday, June 5, at 11:00 a.m. and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 because you owned shares of Committed Capital Acquisition Corporation common stock on the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about April 30, 2014.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 11, 2014 are entitled to vote at the annual meeting. On this record date, there were 24,940,195 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director, whether your shares should be voted for one year, two years, three years or abstain with respect to the frequency of voting on the compensation of our named executive officers, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the proxy card to vote by Internet.
•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.
•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 4, 2014.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;
•	“FOR” the adoption of the 2013 Employee, Director and Consultant Equity Incentive Plan;
•	“FOR” the amendment and restatement to the Amended and Restated Certificate of Incorporation of Committed Capital Acquisition Corporation;
•	“FOR” the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014;
•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and
•	“FOR” holding an advisory vote on the compensation of our named executive officers every year.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet as instructed above;
•	by notifying Committed Capital Acquisition Corporation’s Secretary in writing before the annual meeting that you have revoked your proxy; or
•	by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 4 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares to be voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it deemed appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to executive compensation and the 2013 Employee, Director and Consultant Equity Incentive Plan. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to executive compensation and the 2013 Employee, Director and Consultant Equity Incentive Plan, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Approve the 2013 Employee, Director and Consultant Equity Incentive Plan	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the 2013 Employee, Director and Consultant Equity Incentive Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 3: Approve Amendment and Restatement of Committed Capital Acquisition Corporation Amended and Restated Certificate of Incorporation	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment and restatement of the Committed Capital Acquisition Corporation Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will be treated as votes against this proposal.
Proposal 4: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for 2014, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 5: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Proposal 6: Approve an Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of our Named Executive Officers	The frequency of holding an advisory vote on the compensation of our named executive officers — every year, every two years, or every three years — receiving the majority of votes cast will be the frequency approved by our stockholders. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes, as well as abstentions, will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding the frequency of holding an advisory vote on the compensation of our named executive officers.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Continental Stock Transfer & Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. In addition, we are required to file on a Current Report on Form 8-K no later than the earlier of one hundred fifty calendar days after the annual meeting or sixty calendar days prior to the deadline for submission of stockholder proposals set forth on page 41 of this proxy statement under the heading “Stockholder Proposals and Nominations for Director” our decision on how frequently we will include a stockholder vote on the compensation of our named executive officers in our proxy materials.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 11:00 a.m. on Thursday, June 5, 2014 at STK, 26 Little West 12th Street, New York, NY 10014, 3rd Floor. When you arrive at STK, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Continental Stock Transfer & Trust Company, by calling them at (212) 509-4000.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of Committed Capital Acquisition Corporation’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Committed Capital Acquisition Corporation stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•	If your Committed Capital Acquisition Corporation shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by writing them at 17 Battery Place, New York, New York 10004.
•	If a broker or other nominee holds your Committed Capital Acquisition Corporation shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your proxy card; or
•	following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of our common stock (“Common Stock”) beneficially owned as of April 18, 2014 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors and named executive officers and (iii) all officers and directors as a group. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of Common Stock that may be acquired by an individual or group within 60 days of April 18, 2014, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Percentage ownership calculations for beneficial ownership are based on 24,940,195 shares outstanding as of April 18, 2014. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: 411 West 14th Street, 2nd Floor, New York, NY 10014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock Beneficially Owned (%)(2)
Jonathan Segal(3)	8,676,344	34.79%
Samuel Goldfinger(4)	341,905	1.37%
John Inserra(5)	*	*
Celeste Fierro(6)	300,811	1.21%
Michael Serruya(7)	295,750	1.19%
Gerald Deitchle(8)	12,000	*
Richard Perlman(9)	381,250	1.53%
Nicholas Giannuzzi(10)	554,714	2.22%
All executive officers and directors as a group (8 individuals)(3)(4)(5)	10,562,774	42.35%

5% Stockholders:	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned (%)
Michael Rapp(11) 712 Fifth Avenue New York, New York 10019	1,719,524	6.89%

*	Represents less than 1% of the issued and outstanding shares.
(1)	All securities are beneficially owned directly by the persons listed on the table (except as otherwise indicated).
(2)	Outstanding beneficial ownership percentages assume that (i) all warrants to acquire membership interests of The ONE Group, LLC (“One Group”) (the “TOG Warrants”) are exercised in full and (ii) no post-closing adjustments or indemnification are required which would reduce the amount of share consideration distributable to former holders of One Group membership interests (the “TOG Members”) from the escrow account (the “Escrow Account”) at Continental Stock Transfer & Trust Company established in connection with the Company’s October 16, 2013 closing of a merger transaction (the “Merger”) with One Group pursuant to an Agreement and Plan of Merger, dated as of October 16, 2013, by and among the Company, CCAC Acquisition Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, One Group and Samuel Goldfinger as One Group Representative, to secure certain potential adjustments to the merger consideration and certain potential indemnification obligations.
(3)	Includes (i) 1,860,553 shares of Common Stock held by RCI II, Ltd., of which Mr. Segal is the Managing Person, (ii) 156,952 shares of Common Stock held by Modern Hotels (Holdings) Limited, of which Mr. Segal is the Managing Director and (iii) 300,166 shares of Common Stock held by the Jonathan Segal 2012 Family Trust, of which Mr. Segal as a trustee. Does not include options to purchase 1,022,104 shares of Common Stock which have not vested.
(4)	Includes 341,905 shares of Common Stock held by the Liquidating Trust, of which Mr. Goldfinger serves as Trustee. Mr. Goldfinger disclaims beneficial ownership of the securities owned by the Liquidating Trust. Does not include options to purchase 511,052 shares of Common Stock which have not vested.
(5)	Does not include options to purchase 200,000 shares of Common Stock held by Mr. Inserra, which have not vested.
(6)	Includes 6,317 warrants.
(7)	Includes 185,625 shares of Common Stock held by MOS Holding Inc., an entity owned by Mr. Serruya and 83,125 shares of Common Stock held by his mother. Does not include 967,435 shares of our Common Stock held by Committed Capital Holdings LLC, a company in which Mr. Serruya owns a 3.4111% membership interest. These shares are not included in Mr. Serruya's ownership numbers because he does not have voting or investment control over such shares of Common Stock. Based on his membership interest in Committed Capital Holdings LLC, Mr. Serruya has a pecuniary interest in an additional 33,000 shares of our Common Stock owned by Committed Capital Holdings LLC.
(8)	Does not include 967,435 shares of our Common Stock held by Committed Capital Holdings LLC, a company in which Mr. Deitchle owns a 1.2404% membership interest. These shares are not included in Mr. Deitchle’s ownership numbers because he does not have voting or investment control over such shares of Common Stock. Based on his membership interest in Committed Capital Holdings LLC, Mr. Deitchle has a pecuniary interest in an additional 12,000 shares of our Common Stock owned by Committed Capital Holdings LLC.
(9)	Includes 337,500 shares held by P&P 2, LLC, a company in which Mr. Perlman is a co-managing member. As a co-managing member, Mr. Perlman jointly exercises voting and dispositive power over the 337,500 shares held by P&P 2, LLC. Except to the extent of his pecuniary interest, Mr. Perlman disclaims beneficial ownership over the Common Stock beneficially owned by P&P 2, LLC.
(10)	Includes (i) 6,317 warrants held individually and (ii) 72,756 shares of Common Stock held by Triple GGG, LLC, of which Mr. Giannuzzi serves as Managing Member.
(11)	Does not include 967,435 shares of our Common Stock held by Committed Capital Holdings LLC, a company in which Mr. Rapp owns a 9.2445% membership interest. These shares are not included in Mr. Rapp’s ownership numbers because he does not have voting or investment control over such shares of Common Stock. Based on his membership interest in Committed Capital Holdings LLC, Mr. Rapp has a pecuniary interest in an additional 89,435 shares of our Common Stock owned by Committed Capital Holdings LLC.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our certificate of incorporation and bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of five members, classified into three classes as follows: (1) Michael Serruya and Richard E. Perlman constitute a class with a term ending at the 2014 annual meeting; (2) Gerald W. Deitchle and Nicholas Giannuzzi constitute a class with a term ending at the 2015 annual meeting; and (3) Jonathan Segal constitutes a class with a term ending at the 2016 annual meeting. On April 9, 2014, Mr. Deitchle notified us of his decision to resign from the Board of Directors. His resignation will be effective on June 5, 2014. The Board of Directors intends to fill the vacancy created by Mr. Deitchle’s resignation within sixty days following the annual meeting.

On February 19, 2014, our Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate Michael Serruya and Richard E. Perlman for election at the annual meeting for a term of three years to serve until the 2017 annual meeting of stockholders, and until their respective successors have been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Positions
Jonathan Segal	53	Chief Executive Officer, Director
Michael Serruya(1)	49	Non-Executive Chairman, Director
Gerald W. Deitchle(1)(2)	62	Director
Richard E. Perlman(1)	67	Director
Nicholas Giannuzzi	46	Director

(1)	Member of our audit, compensation and nominating and governance committees.
(2)	While a current director, on April 9, 2014, Mr. Deitchle notified us of his decision to resign from the Board of Directors. His resignation will be effective on June 5, 2014.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Committed Capital Acquisition Corporation, either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by The NASDAQ Stock Market: Michael Serruya, Gerald W. Deitchle and Richard E. Perlman.

Jonathan Segal — CEO, President and Director

Jonathan Segal, age 53, brings over 35 years of experience in developing and operating hotels, bars and hospitality projects to the Company. Mr. Segal has served as CEO of One Group since he co-founded it in 2004 in order to open ONE, a pioneering restaurant in the Meatpacking District of New York. Mr. Segal began his career in the hospitality industry at age 16 with his family’s company, currently known as Modern Hotels in Jersey, Channel Islands, U.K., the largest leisure company in the Channel Islands and a stockholder of One Group. He eventually became the managing director of the group’s hotel division. Mr. Segal has overseen the development of upwards of 50 venues globally, including the 19 venues currently owned, operated or managed by One Group. In June 2013, Jonathan won an Ernst & Young Entrepreneur of the Year 2013 New York award and was a finalist for the national award in November 2013. Mr. Segal began serving as a Class III member of our Board of Directors beginning on October 16, 2013.

•	Director Qualifications: We believe Mr. Segal’s qualifications to serve on the Board of Directors include his role as founder and Chief Executive Officer of One Group, his extensive knowledge and experience in the restaurant industry and his leadership, strategic guidance and operational vision.

Michael Serruya — Non-Executive Chairman and Director

Michael Serruya, age 49, has served as Non-Executive Chairman and a Class I member of our Board of Directors since October 27, 2013. Mr. Serruya is co-founder, past Chairman, President, Chief Executive Officer and director of CoolBrands. Mr. Serruya served as Co-President and Co-Chief Executive Officer of CoolBrands from 1994 to 2000, as Co-Chairman of CoolBrands in 2005, as President and Chief Executive Officer of CoolBrands from 2006 until its merger with Swisher Hygiene in November 2010. Mr. Serruya served as a director of CoolBrands since 1994 until the merger with Swisher Hygiene in November 2010. Mr. Serruya was also President, Chief Executive Officer and Chairman of CoolBrands’ predecessor, Yogen Früz World-Wide Inc. He is also director of Jamba, Inc. (parent company of Jamba Juice Company) and a director and member of the Audit Committee of Response Genetics, Inc. Mr. Serruya is currently Chairman and Co-Chief Executive Officer of Kahala Corp.

•	Director Qualifications: We believe Mr. Serruya’s qualifications to serve on the Board of Directors include his business experience, including a diversified background as an executive and in operational roles in both public and private companies, and as a board member of several public companies, gives him a breadth of knowledge and valuable understanding of our business.

Gerald W. Deitchle — Director

Gerald (“Jerry”) W. Deitchle, age 62, has served as a Class II member of our Board of Directors since October 27, 2013. Mr. Deitchle has been a member of the Board of Directors of BJ’s Restaurants, Inc. since 2004 and has served as Chairman of the Board since June 2008. BJ’s Restaurants, Inc. is a publicly held company that as of February 2014, operates 147 casual dining restaurants in 17 states. He served as its President from February 2005 until December 2012 and as Chief Executive Officer from February 2005 until his retirement in February 2013. From April 2004 to January 2005, Mr. Deitchle served as President, Chief Operating Officer and a director of Fired Up, Inc., a privately held company that owns, operates and franchises the Johnny Carino’s Italian restaurant concept. From 1995 to 2004, he was a member of the executive management team at The Cheesecake Factory Incorporated, a publicly held operator of upscale casual dining restaurants, with his last position being corporate President. From 1984 to 1995, he was employed by the parent company of Long John Silver’s Restaurants, Inc., with his last position being Executive Vice President. Mr. Deitchle currently serves as a consultant to us and as a part-time advisor to privately held restaurant and retail businesses. While a current director, on April 9, 2014, Mr. Deitchle notified us of his decision to resign from the Board of Directors. His resignation will be effective on June 5, 2014.

•	Director Qualifications: With over 30 years of executive and financial management experience with large, national restaurant and retail companies, both privately-held and publicly-held, we believe Mr. Deitchle has the experience necessary to help guide the development of our strategic positioning and expansion plans.

Richard E. Perlman — Director

Mr. Perlman, age 67, has served as a Class I member of our Board of Directors since October 27, 2013. Mr. Perlman has been Executive Chairman of the Board of ExamWorks, Inc. since August 12, 2010. Previously, Mr. Perlman served as Co-Chairman of the Board, Co-Chief Executive Officer and a director of ExamWorks from July 2008 to August 2010. Mr. Perlman is also the President of Compass Partners, L.L.C. (“Compass Partners”), a merchant banking and financial advisory firm he founded in 1995 that specializes in middle market companies and corporate restructuring. Mr. Perlman served as Chairman and Director of TurboChef Technologies, Inc., a commercial food equipment manufacturer, from October 2003 until January 2009, when TurboChef was acquired by The Middleby Corporation. Mr. Perlman was the Chairman of PracticeWorks, Inc., a dental software company, from March 2001 until its acquisition by The Eastman Kodak Company in October 2003. Mr. Perlman served as Chairman and Treasurer of AMICAS, Inc. (formerly VitalWorks Inc.), a software company specializing in healthcare practice management, from January 1998 and as a Director from March 1997 until the completion of the spin-off of PracticeWorks, Inc. in March 2001.

Prior to this time, Mr. Perlman was involved in the acquisition and operation of several private companies in the home furnishings, automobile replacement parts and real estate industries where he was a principal and Chief Executive Officer. Mr. Perlman is on the Advisory Board of The Wharton School Entrepreneurship Program as well as the sponsor of The Perlman Grand Prize for the winner of The Annual Wharton School Business Plan Contest. Mr. Perlman is also a Trustee of the James Beard Foundation. Mr. Perlman received a B.S. in Economics from the Wharton School of the University of Pennsylvania and a Masters in Business Administration from Columbia University Graduate School of Business.

•	Director Qualifications: We believe Mr. Perlman’s qualifications to serve on our Board include his expertise in business and corporate strategy, his prior experience serving in director and senior management roles at public companies, his knowledge regarding the Company and its industry and his experience as a merchant banker and financial advisor.

Nicholas L. Giannuzzi — Director

Mr. Giannuzzi, age 46, has served as a Class II member of our Board of Directors since October 16, 2013. Since January 2011, Mr. Giannuzzi has served as Managing Partner of The Giannuzzi Group LLP, a premier boutique law firm specializing in the representation of fast-growing, independent companies in the hospitality, food and beverage industries. Prior to forming The Giannuzzi Group, Mr. Giannuzzi was a partner at Donovan & Giannuzzi from 1996 through 2010 and an associate at Winthrop, Stimson, Putnam and Roberts from 1992 to 1996. Mr. Giannuzzi received a B.A. from Harvard University in 1989 and a J.D from New York University School of Law in 1992.

Mr. Giannuzzi served as outside general counsel to Glaceau, the owner of the Vitaminwater and Smartwater brands from the formation of the company until the sale of the company in 2007 to Coca-Cola for over $4 billion. He also served in the same capacity on behalf of Town Sports International, the parent company of New York Sports Clubs from 1997 to 2010, providing legal assistance and guidance to the company in connection with its growth from 6 health clubs to approximately 160. More recently, Mr. Giannuzzi served as outside legal counsel and a board member of Nurture Inc., d/b/a Happy Family, a leading organic baby food company until June 2013 when he oversaw the sale of the company to Group Danone. The Giannuzzi Group currently represents over 100 high-growth food and beverage companies located throughout the United States. Mr. Giannuzzi, on behalf of his clients, has recently completed sale and financing transactions with Pepsi, General Mills, Bacardi, Hain Celestial, Group Danone, and other multi-national strategic companies.

•	Director Qualifications: We believe Mr. Giannuzzi’s qualifications to serve on our Board include his a long-standing familiarity with our business and its strategic challenges, his prior experience serving in director roles at private companies, and his substantial and varied experience providing legal and strategic advisory services to complex organizations, including those in hospitality and consumer brands.

Committees of the Board of Directors and Meetings

Meeting Attendance.  During the fiscal year ended December 31, 2013 there were two meetings of our Board of Directors, and the various committees of the Board met a total of three times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2013. The Board has adopted a policy under which each member of the Board is strongly encouraged but not required to attend each annual meeting of our stockholders. We did not hold an annual meeting of stockholders in 2013.

Audit Committee.  Our Audit Committee met one time during fiscal 2013. This committee currently has three members, Messrs. Deitchle (Chairman), Serruya and Perlman. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by The NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that

Mr. Deitchle is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. While a current director, on April 9, 2014, Mr. Deitchle notified us of his decision to resign from the Board of Directors. His resignation will be effective on June 5, 2014. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.togrp.com.

Compensation Committee.  Our Compensation Committee met one time during fiscal 2013. This committee currently has three members, Messrs. Perlman (Chairman), Deitchle and Serruya. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2013 Employee, Director and Consultant Equity Incentive Plan. The Compensation Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market.

In establishing compensation amounts for executives, the Compensation Committee seeks to provide compensation that is competitive in light of current market conditions and industry practices. Accordingly, the Compensation Committee will annually review market data which is comprised of proxy-disclosed data from peer companies and information from nationally recognized published surveys for the restaurant industry, adjusted for size. The market data helps the committee gain perspective on the compensation levels and practices at the peer companies and to assess the relative competitiveness of the compensation paid to the Company’s executives. The market data thus guides the Compensation Committee in its efforts to set executive compensation levels and program targets at competitive levels for comparable roles in the marketplace. The Compensation Committee then takes into account other factors, such as the importance of each executive officer’s role to the company, individual expertise, experience, and performance, retention concerns and relevant compensation trends in the marketplace, in making its final compensation determinations.

The Compensation Committee reviews the performance of each named executive officer in light of the above factors and determine whether the named executive officer should receive any increase in base salary or receive a discretionary equity award based on such evaluation. During fiscal year 2013, the Compensation Committee did not adhere to a formula or other quantitative measures with respect to compensation but rather relied on qualitative and subjective evaluations to determine the appropriate levels of compensation for our named executives.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.togrp.com.

Nominating and Governance Committee.  Our Nominating and Governance Committee met one time during fiscal 2013 and has three members, Messrs. Serruya (Chairman), Deitchle and Perlman. The Nominating and Governance Committee’s role and responsibilities are set forth in the Nominating and Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, evaluating and making recommendations as to potential candidates, and evaluating current Board members’ performance. All members of the Nominating and Governance Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.

In addition, under our current corporate governance policies, the Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Governance Committee under our corporate governance policies, it should submit such recommendation in writing c/o Corporate Secretary, Nominating and Governance Committee, The ONE Group, LLC, 411 W. 14th Street, 2nd Floor, New York, NY 10014.

The Nominating and Governance Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the board and its committees.

A copy of the Nominating and Governance Committee’s written charter is publicly available on the Company’s website at www.togrp.com.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors consists of five members.

In accordance with the Amended and Restated Certificate of Incorporation, our Board is divided into three classes with staggered three-year terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The authorized number of directors may be changed by resolution of the Board of Directors. Vacancies on the Board of Directors can be filled by resolution or a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director of the Board of Directors. Our principles of corporate governance give the Board of Directors the authority to choose whether the roles of Non-Executive Chairman of the Board of Directors and Chief Executive Officer are held by one person or two people. Our principles also give the Board of Directors the authority to change this policy if it deems it best for the Company at any time. Currently, two separate individuals serve in the positions of Chief Executive Officer and Non-Executive Chairman of the Board of Directors of the Company. We believe that our current leadership structure is optimal for the Company at this time.

Our Board of Directors has three independent members and two non-independent members, one of which serves as our Chief Executive Officer. We believe that the number of independent, experienced directors that make up our Board of Directors, along with the independent oversight of the Board of Directors by the Non-Executive Chairman, benefits our company and our shareholders. All of our independent directors have demonstrated leadership in other organizations and are familiar with board of director processes.

Messrs. Serruya and Perlman are the Class I directors and their terms will expire at the 2014 annual meeting of stockholders of the Company. Messrs. Giannuzzi and Deitchle are the Class II directors and their terms will expire at the 2015 annual meeting of stockholders of the Company (although Mr. Deitchle has resigned as a director effective June 5, 2014). Mr. Segal is the Class III director and his term will expire at the 2016 annual meeting of stockholders of the Company. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Our management is principally responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board of Directors’ principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess and facilitate processes and practices to address material risk and to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board of Directors’ assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

While the full Board of Directors has overall responsibility for risk oversight, the Board of Directors may elect to delegate oversight responsibility related to certain risks committees, which in turn would then report on the matters discussed at the committee level to the full Board of Directors. For instance, an audit committee could focus on the material risks facing the Company, including operational, market, credit, liquidity and legal risks and a compensation committee could be charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations contact at 646-624-2400. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Board of Directors at The ONE Group, LLC, 411 W. 14th Street, 2nd Floor, New York, NY 10014, Attn: Security Holder Communication. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings
•	resumes and other forms of job inquiries
•	surveys
•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. We have employment agreements with Jonathan Segal and Samuel Goldfinger. All other executive officers are at-will employees.

Name	Age	Positions
Samuel Goldfinger	44	Chief Financial Officer, Secretary
John Inserra	48	Chief Operating Officer
Celeste Fierro	46	Senior Vice President of Marketing, Sales and Events

Sam Goldfinger — CFO

Samuel Goldfinger, age 44, has served as Chief Financial Officer of One Group since April 2011, having previously served as a consultant to One Group from April 2010 to April 2011. Prior to joining the Company, from November 2009 to April 2011, Mr. Goldfinger was a co-founder and operating partner of Next Course Financial Group, LLC, a company which provides financial and business development services to development stage companies, primarily in the hospitality industry. From August 2007 until December 2008, Mr. Goldfinger was the chief financial officer and an operating partner of Fourth Wall Restaurants, LLC, a company that manages upscale restaurants located in New York City, including the original Smith & Wollensky, Maloney & Porcelli, Quality Meats, Park Avenue and The Post House. From 1997 to 2007, Mr. Goldfinger was the chief financial officer, secretary and treasurer of Smith & Wollensky Restaurant Group, Inc., a publicly traded company listed on NASDAQ until it was taken private in 2007, where he was responsible for overseeing the company’s finance, information technology, human resource, purchasing, project development and public company reporting functions. At its peak, the company operated 16 restaurants throughout the country, with system-wide sales in excess of $160 million. In 2007, Mr. Goldfinger managed the entire process for the sale of Smith & Wollensky Restaurant Group, Inc. to an outside investor group. From 1990 to 1997, Sam was a practicing CPA working at the public accounting firm Goldstein Golub Kessler & Co. where he became a senior manager in the audit department with a focus on the hospitality industry. Mr. Goldfinger received his Bachelor of Science degree in accounting from the State University of New York — Binghamton in 1990.

John Inserra — COO

John Inserra, age 48, has served as Chief Operating Officer since February 3, 2014. Prior to joining One Group, Mr. Inserra served as Executive Vice President, Restaurant Operations, Concepts and Development for Kimpton Hotels and Restaurant Group since 2012. He also served as Senior Vice President, Restaurant Operations from 2008 to 2012, Vice President Operations, East Coast from 2006 to 2008 and Director of Operations from 2002 to 2006 for Kimpton Hotels and Restaurant Group. Prior to his employment with Kimpton, Mr. Inserra was the President, Owner and Operator of Finbar Restaurants, Inc. from 1995 to 2002. Mr. Inserra also served as Director of Restaurant Operations of the Rosenthal Group, Inc. from 1994 to 1995 and prior to that time served in multiple roles at The Ritz Carlton Hotel Company, LLC from 1987 to 1994, including Director of Food and Beverage for The Ritz-Carlton Hotels in San Francisco, California and Mauna Lani and Kapalua, Hawaii. Mr. Inserra also serves as a member of the board of directors for the Chicago Coalition for the Homeless. Mr. Inserra holds a bachelor’s degree in hotel administration with a minor in accounting from Cornell University.

Celeste Fierro — SVP of Marketing, Sales and Events

Celeste Fierro, age 46, has served as Senior Vice President of Marketing, Sales and Events since February 19, 2014. Prior to that time and since 2004, Ms. Fierro served as Senior Vice President of Operations for One Group, and in such capacity oversaw all operations of One Group. Ms. Fierro was a founding partner of One Group in 2004 along with Mr. Segal. Prior to joining One Group, Ms. Fierro was an event planner in New York City and founded Cititaste Events, a company which planned events for clients and events such as the Annual All-Star Games of Major League Baseball, the National Football League, the Pro-Bowl, the Cystic Fibrosis Foundation and American Express.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2012 and 2013 to (i) our Chief Executive Officer, (ii) our next most highly compensated executive officer who earned more than $100,000 during the fiscal year ended 2013 and was serving as executive officers as of such date, and (iii) our former Chairman and President that served as our principal executive officer until October 16, 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus		Option Awards(7)	All Other Compensation	Total
Jonathan Segal(3) Chief Executive Officer	2013	$450,000	(1)	$0		$1,778,460	$0	$2,222,460
	2012	$450,000	(2)	$0		$0	$0	$450,000
Samuel Goldfinger(4) Chief Financial Officer	2013	$293,460	(5)	$300,000	(6)	$889,230	$0	$1,482,690
	2012	$293,460	(2)	$0		$0	$0	$293,460
Michael Rapp(8) Former Chairman and President	2013	—		—		—	—	—
	2012	—		—		—	—	—

(1)	$363,462 was paid in fiscal 2013 by One Group prior to the Merger.
(2)	All compensation information for fiscal 2012 reflects compensation paid by One Group.
(3)	Mr. Segal was appointed CEO of the Company on October 16, 2013.
(4)	Mr. Goldfinger was appointed CFO of the Company on October 16, 2013.
(5)	$237,025 was paid in fiscal 2013 by One Group prior to the Merger.
(6)	Amount reflects (i) a special one-time deal bonus of $50,000, paid following the closing of the Merger and (ii) a one-time sign-on bonus of $250,000 paid in connection with the Merger.

(7)	The amounts in this column represent the aggregate grant date fair value of stock options granted to the named executive officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named executive officers. The grant date fair value of the performance-based options is determined based on the probable outcome of such performance conditions as of the grant date. The grant date fair value of the performance-based options assuming the maximum potential value is achieved is $1,778,461 for Mr. Segal and $889,230 for Mr. Goldfinger. We estimated the fair value of stock options granted in the periods presented using a Black-Scholes option pricing model utilizing the following assumptions: (i) expected volatility: 32%, (ii) expected term of option: 6.5 years, (iii) risk-free interest rate: 1.41%, (iv) expected dividend yield: 0%, and (v) weighted average grant date fair value: $1.74.
(8)	Resigned as of October 16, 2013.

Employment Agreements with Executive Officers

Chief Executive Officer

Jonathan Segal currently serves as our Chief Executive Officer pursuant to an employment agreement dated October 16, 2013. The agreement provides for a term of four (4) years with the term automatically extending for additional one year periods unless either party provides ninety (90) days written notice prior to the commencement of the renewal term. Mr. Segal will initially receive an annual base salary of $450,000, which shall increase to $575,000 on January 1, 2015 assuming no changes in Mr. Segal’s role and responsibilities and subject to review by the Board of Directors, or the Compensation Committee of the Board of Directors, and thereafter he shall receive such increases (but no decreases) in his base salary as the Board of Directors or Compensation Committee of the Board of Directors may approve in its sole discretion from time to time, but not less than annually. In addition, Mr. Segal is eligible to receive a bonus for each calendar year during the term of the agreement in an amount targeted at seventy five percent (75%) of Mr. Segal’s then-effective annual base salary, based in part upon achievement of individual and corporate performance objectives as determined by the Board of Directors. Mr. Segal shall be eligible to receive a bonus in excess of the targeted bonus if Company performance exceeds 100% of the targeted goals, and a bonus below the target amount shall be payable if actual performance at least equals a minimum threshold, each as approved by the Board of Directors in consultation with Mr. Segal at the time the annual performance goals are established. Whether Mr. Segal receives a bonus and the amount of any such bonus, will be determined by the Board of Directors in its sole and absolute discretion, except that any portion of the bonus that the Board of Directors determines to be based on the targeted goals will be considered non-discretionary and payable based on achievement of such goals. On the effective date of the Merger, Mr. Segal was granted stock options to purchase 1,022,104 shares of Common Stock at an exercise price of $5.00 per share, such amount being the fair market value at the time of grant. Of this amount, options to purchase 228,088 shares shall be subject to pro rata forfeiture to the extent that the Company’s publicly traded warrants (the “Warrants”) are not exercised in full upon the expiration of the Warrants; provided, however, that to the extent that such options have been exercised prior to the expiration of the Warrants, a commensurate number of shares shall be forfeited. The options are subject to and governed by the terms of the 2013 Employee, Director and Consultant Equity Incentive Plan (the “2013 Plan”) and a stock option agreement, which stock option agreement provides that (i) 50% of the options shall vest ratably over the first 5 anniversaries of the effective date of the employment agreement and remain exercisable for one year following termination of employment (the “Time-Based Options”) and (ii) 50% of the options shall vest upon the achievement of certain targeted annual milestones over a five year period commencing with the 2014 fiscal year (“Milestones”) determined by the Board of Directors (“Milestones Options”). In the event that the Company elects from time to time during the term of employment to award to all of its senior management and executives options to purchase shares of the Company’s stock pursuant to any stock option plan or similar program, Mr. Segal is entitled to participate in any such stock option plan or similar program on a basis consistent with the participation of other senior management and executives of the Company. Mr. Segal will also be provided with a car and driver allowance under his agreement.

Chief Financial Officer

Samuel Goldfinger currently serves as our Chief Financial Officer pursuant to an employment agreement dated October 16, 2013. The agreement provides for a term of two (2) years with the term automatically extending for additional one year periods unless either party provides ninety (90) days written notice prior to the commencement of the renewal term. Mr. Goldfinger receives an initial annual base salary of $300,000 which will be increased to $350,000 effective January 1, 2015 assuming no changes in Mr. Goldfinger’s role and responsibilities and subject to review by the Board of Directors, or the Compensation Committee of the Board of Directors, and may be increased (but not decreased) as the Board of Directors or Compensation Committee of the Board of Directors may approve in its sole discretion from time to time, but not less than annually. In addition, Mr. Goldfinger is eligible to receive an annual bonus in an amount targeted at fifty percent (50%) of Mr. Goldfinger’s then-effective annual base salary, based in part upon achievement of individual and corporate performance objectives as determined by the Board of Directors. Mr. Goldfinger shall be eligible to receive a bonus in excess of the targeted bonus if Company performance exceeds 100% of the targeted goals, and a bonus below the target amount shall be payable if actual performance at least equals a minimum threshold, each as approved by the Board of Directors in consultation with Mr. Goldfinger at the time the annual performance goals are established. Whether Mr. Goldfinger receives a bonus and the amount of any such bonus, will be determined by the Board of Directors in its sole and absolute discretion, except that any portion of the bonus that the Board of Directors determines to be based on the targeted goals will be considered non-discretionary and payable based on achievement of such goals. In addition, Mr. Goldfinger received a one-time deal bonus in the amount of $50,000 in cash in the form of a lump sum within seven days following the effective date of the Merger. Mr. Goldfinger also received a one-time sign on bonus in the amount of $250,000 in connection with the Merger. On the effective date of the Merger, Mr. Goldfinger was granted stock options to purchase 511,052 shares of Common Stock at an exercise price of $5.00 per share, such amount being the fair market value at the time of grant. Of this amount, options to purchase 114,044 shares shall be subject to pro rata forfeiture to the extent that the Company’s publicly traded warrants (the “Warrants”) are not exercised in full upon the expiration of the Warrants; provided, however, that to the extent that such options have been exercised prior to the expiration of the Warrants, a commensurate number of shares shall be forfeited. The options are subject to and governed by the terms of the 2013 Plan and a stock option agreement, which stock option agreement provides that (i) 50% of the options shall vest ratably over the first 5 anniversaries of the effective date of the employment agreement and remain exercisable for one year following termination of employment (the “Time-Based Options”) and (ii) 50% of the options shall vest upon the achievement of certain targeted annual milestones over a five year period commencing with the 2014 fiscal year (“Milestones”) determined by the Board of Directors (“Milestones Options”). In the event that the Company elects from time to time during the term of employment to award to all of its senior management and executives options to purchase shares of the Company’s stock pursuant to any stock option plan or similar program, Mr. Goldfinger is entitled to participate in any such stock option plan or similar program on a basis consistent with the participation of other senior management and executives of the Company.

Under the employment agreements, Mr. Segal is prohibited for the longer of (i) the 4-year anniversary of the effective date of the Merger, and (ii) the 2-year anniversary of the date his employment terminates for any reason and Mr. Goldfinger is prohibited for 12 months after termination for any reason from (a) engaging in any competing business within any geographic area where the Company or its subsidiaries conducts, or plans to conduct, business at the time of his termination, (b) persuading or attempting to persuade any customer, prospective customer or supplier to cease doing business with an interested party or reduce the amount of business it does with an interested party, (c) persuading or attempting to persuade any service provider to cease providing services to an interested party, and (d) soliciting for hire or hiring for himself or for any third party any service provider unless such person’s employment was terminated by the Company or any of its affiliates or such person responded to a “blind advertisement”.

Each employment agreement terminates upon the earliest to occur of: (i) the death of the employee; (ii) a termination by the Company by reason of the disability of the employee; (iii) a termination by the Company with or without cause; (iv) a termination by the employee with or without good reason; (v) a termination of the agreement by reasons of a change of control of the Company; and (vi) expiration of the agreement.

Set forth below is a description of the potential payments we will need to make upon termination of Messrs. Segal’s or Goldfinger’s employment as provided in their employment agreements.

Termination by us for Cause or by Executive Without Good Reason

If the executive’s employment is terminated by the Company for cause (as defined in the agreement), or by the executive without good reason (as defined in the agreement), we must pay him any earned but unpaid salary, any unpaid portion of the bonus from the prior year, any accrued vacation time, any vested benefits he may have under any employee benefit plan and any unpaid expense reimbursement accrued through the date of termination (the “Accrued Obligations”).

Termination by us for Without Cause or by Executive for Good Reason

If the executive’s employment is terminated (i) by us without cause or (ii) by the executive for good reason (as defined in the agreement), then we must pay the executive (1) the Accrued Obligations earned through the date of termination, (2) an amount of his base salary equal to (i) his current base salary in the case of Mr. Segal over a 24 month period or (ii) his current base salary in the case of Mr. Goldfinger over a 12 month period, such payments to be made in accordance with Company’s normal payroll practices, less all customary and required taxes and employment-related deductions, (3) a pro rata portion of the bonus for the year in which the termination occurs, based on year-to-date performance as determined by the Board of Directors in good faith, payable when other senior executives receive their annual bonuses for such year, and in no event later than March 15 of the year following the year in which the termination occurs (to the extent milestones for such bonus have not yet been agreed upon as of the termination, reference will be made to the milestones established for the prior year); and (4) an amount equal to the “COBRA” premium for as long as the executive and, if applicable, the executive’s dependents are eligible for COBRA, subject to a maximum of 18 months in the case of Mr. Segal and 12 months in the case of Mr. Goldfinger. Payments under item (2) – (4) above are sometimes referred to in this section as “Severance.” All unvested Time-Based Options held by the executive will immediately vest in full following termination. The Severance and acceleration of any unvested Time-Based Options is expressly conditioned on the executive’s executing and delivering to the Company of a mutual release of claims.

In the agreement, the term “cause” is defined generally as follows: (i) commits a material breach of any material term of the agreement or any material Company policy or procedure of which the executive had prior knowledge; provided that if such breach is curable in not longer than 45 days (as determined by the Board of Directors in its reasonable discretion), the Company shall not have the right to terminate the executive’s employment for cause pursuant hereto unless the executive, having received written notice of the breach from Company specifically citing this breach), fails to cure the breach within a reasonable time; (ii) is convicted of, or pleads guilty or nolo contendere to, a felony (other than a traffic-related felony) or any other crime involving dishonesty or moral turpitude; (iii) willfully engages in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company; (iv) engages in fraud, misappropriation, dishonesty (or in the case of Mr. Goldfinger, “material dishonesty”) or embezzlement in connection with the business, operations or affairs of Company (including without limitation any business done with clients or vendors); or (v) fails to cure, within 45 days after receiving written notice from Company specifically citing the breach, any material injury to the economic or ethical welfare of Company caused by executive’s gross malfeasance, misfeasance, repeated misconduct or repeated inattention to the executive’s duties and responsibilities under the agreement provided that, in the case of Mr. Segal only, his cessation of employment shall not be deemed to be for “Cause” unless and until there shall have been delivered to the executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors (not including the executive) at an in person meeting of the Board of Directors called and held for such purpose (after reasonable notice is provided to the executive and the executive is given an opportunity, together with counsel, to be heard before the Board of Directors), finding that, in the opinion of the Board of Directors, acting in good faith, a reasonable factual basis exists for the conclusion that executive is guilty of the conduct described in the agreement as “Cause” and specifying the particulars thereof in detail.

In the agreement, the term “good reason” is defined generally as: (i) a significant adverse and non-temporary change, diminution or reduction, for any reason, in the executive’s current authority, title, reporting relationship or duties, excluding for this purpose any action not taken in bad faith and that is remedied by the Company not more than thirty (30) days after receipt of written notice thereof given by executive; (ii) in the case of Mr. Segal only, his removal from the position of Chief Executive Officer of the Company or his removal from or failure to be elected to membership on the Board of Directors; (iii) a reduction in executive’s base salary; (iv) in the case of Mr. Goldfinger only, a material reduction in employee welfare and retirement benefits applicable to the executive, other than any reduction in employee welfare and retirement benefits generally applicable to Company employees or as equally applied to executives in connection with an extraordinary decline in the Company’s fortunes; (v) a reduction in the indemnification protection provided to the executive in the agreement or within the Company’s organizational documents; (vi) the Board of Directors continuing, after reasonable notice from executive, to direct executive either: (I) to take any action that in the executive’s good-faith, considered and informed judgment violates any applicable legal or regulatory requirement, or (II) to refrain from taking any action that in the executive’s good-faith, considered and information judgment is mandated by any applicable legal or regulatory requirement; (vii) the Board of Directors requiring the executive to relocate outside of the New York City metropolitan area (exclusive of incidental travel for or on behalf of the Company); or (viii) a material breach by the Company of the agreement. If circumstances arise giving the executive the right to terminate the agreement for “Good Reason”, the executive must within 90 days notify the Company in writing of the existence of such circumstances, and the Company has 45 days from receipt of such notice within which to investigate and remedy the circumstances, after which 45 days the executive has an additional 45 days within which to exercise the right to terminate for “Good Reason.” If the executive does not timely do so the right to terminate for “Good Reason” lapses and is deemed waived, and the executive will not thereafter have the right to terminate for “Good Reason” unless further circumstances occur giving rise independently to a right to terminate for “Good Reason.”

Termination due to Death or Disability

If the executive’s employment is terminated as a result of his death or disability we must pay him or his estate, as applicable, (1) the Accrued Obligations earned through the date of termination and (2) a portion of the bonus that the executive would have been eligible to receive for days employed by the Company in the year in which the executive’s death or disability occurs, determined by multiplying (x) the bonus based on the actual level of achievement of the applicable performance goals for such year, by (y) a fraction, the numerator of which is the number of days up to and including the date of termination, and the denominator of which is 365, such amount to be paid in the same time and the same form as the bonus otherwise would be paid. In the event of the death or disability of the executive, vested options held by the executive may be exercised by him or his survivors, as applicable, to the extent exercisable at the time of death for a period of one year from the time of death or disability.

For purposes of the agreement, “disability” shall mean the absence of the executive from the executive’s duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness, which is determined to be total and permanent by a physician selected by the Company or its insurers and reasonably acceptable to the executive or the executive’s legal representative.

Termination upon a Change of Control

In the event the executive’s employment is terminated within twelve (12) months following a Change in Control (as defined below) by the Company without Cause or by the executive (with or without Good Reason), then (1) all unvested stock options then outstanding granted by the Company to the executive pursuant to such agreement shall immediately vest and become exercisable and shall remain exercisable for not less than 360 days thereafter; and (2) the executive shall be entitled to receive the Severance; provided, however, that in lieu of receiving the severance payments of base salary provided for in the agreement, (i) in the case of Mr. Segal, he shall be entitled to receive, within thirty (30) days from termination of employment, a lump sum amount equal to $100 less than three times the executive’s “annualized includable compensation for the base period” (as defined in Section 280G of the Internal Revenue Code of 1986), and (ii) in the case of Mr. Goldfinger, he shall be entitled to receive, within thirty (30) days from termination of employment, a lump sum amount equal to eighteen (18) months of his then-effective base salary and, provided that Mr. Goldfinger has not secured alternate employment by the eighteen (18) month anniversary of his termination of employment, an additional lump sum amount equal to six (6) months of his base salary in effect on the date of termination of employment, paid on the nineteen (19) month anniversary of the date of termination of employment; provided, further, however, that if such lump sum severance payment, either alone or together with other payments or benefits, either cash or non-cash, that the executive has the right to receive from the Company, including, but not limited to, accelerated vesting or payment of any deferred compensation, options, stock appreciation rights or any benefits payable to the executive under any plan for the benefit of employees, would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code of 1986), then such lump sum severance payment or other benefit shall be reduced to the largest amount that will not result in receipt by the executive of an excess parachute payment. The determination of the amount of the payment described in this subsection shall be made by the Company’s independent auditors at the sole expense of the Company. For purposes of clarification the value of any options described above will be determined by the Company’s independent auditors using a Black-Scholes valuation methodology.

For purposes of the agreement, a “Change in Control” shall be deemed to occur (i) when any “person” as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as used in Section 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the executive, the Company or any subsidiary or any affiliate of the Company (determined as of the date of the agreement) or any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act) of securities of the Company representing 15% or more of the combined voting power of the Company’s then outstanding securities; or (ii) when, during any period of twenty-four (24) consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof; provided, however, that (x) the mere addition of independent directors solely to satisfy listing criteria of NASDAQ or a registered stock exchange shall not be deemed a Change in Control and (y) a director who was not a director at the beginning of such twenty-four (24) month period shall be deemed to have satisfied such twenty-four (24) month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds ( 2/3) of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such twenty-four (24) month period) or through the operation of this proviso; or (iii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary or an affiliated company of the Company through purchase of assets, or by merger, or otherwise.

Chief Operating Officer

John Inserra has served as our Chief Operating Officer since February 3, 2014. On January 10, 2014, One Group and Mr. Inserra agreed to terms of employment set forth in an offer letter and entered into a confidentiality, non-solicitation and non-compete agreement. The offer letter provides that Mr. Inserra receives an annual salary of $350,000 per year, and he will participate in our annual cash bonus program with a target bonus of 50% of his base salary, to be based upon performance and budget constraints as established by the Board of Directors. In addition, Mr. Inserra received: (i) 200,000 non-qualified stock options to purchase 200,000 shares of our common stock vesting over five years; and (ii) a $100,000 sign-on bonus payment. Mr. Inserra is eligible to participate in the Company’s 401(k) plan, health plans and other benefits on the same terms as our other salaried employees. If Mr. Inserra is terminated without cause, he will receive six (6) months of severance pay at an annual rate equal to his base salary, payable in a lump sum upon termination or in regular pay periods over the six month period. Such severance will not be owed to Mr. Inserra if he does not move to New York City, New York after four years of employment, whether terminated for any reason. In connection with a change of control, Mr. Inserra will receive full vesting of his outstanding options.

2013 Employee, Director and Consultant Equity Incentive Plan

In October 2013, our Board of Directors approved the 2013 Employee, Director and Consultant Equity Incentive Plan (the “2013 Plan”). Unless sooner terminated by our Board of Directors or our stockholders, the 2013 Plan will expire on October 16, 2023. Under our 2013 Plan, we may grant incentive stock options, non-qualified stock options, restricted stock grants and other stock based awards to employees, consultants and directors who, in the opinion of the Board of Directors, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2013 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2013 Plan.

The maximum number of shares of our Common Stock that may be delivered in satisfaction of awards under the 2013 Plan is 4,773,922 shares. This number is subject to adjustment in the event of a stock split, stock dividend, combination, recapitalization or other change in our capitalization.

Shares of our common stock to be issued under the 2013 Plan may be authorized but unissued shares of our common stock or previously issued shares acquired by us. Any shares of our common stock underlying awards that otherwise expire, terminate, or are forfeited prior to the issuance of stock will again be available for issuance under the 2013 Plan.

Stock Options.  Stock options granted under the 2013 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than Cause, except in the case of death or total and permanent disability in which such options may be exercised for 12 months after termination of service.

Restricted Stock.  Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards.  The 2013 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards.

Plan Administration.  The 2013 Plan will be administered by our Compensation Committee. Our Compensation Committee will have full power and authority to determine the terms of awards granted pursuant to this plan, including:

•	which employees, directors and consultants shall be granted options and other awards;
•	the number of shares subject to each award;
•	the vesting provisions of each award;
•	the termination or cancellation provisions applicable to awards; and
•	all other terms and conditions upon which each award may be granted in accordance with the 2013 Plan.

In addition, the administrator may, in its discretion, amend any term or condition of an outstanding award, provided (i) such term or condition as amended is permitted by the 2013 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that without the prior approval of our stockholders, stock awards will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits.  If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Corporate Transactions.  Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to our 2013 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;
•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;
•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;
•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Notwithstanding the foregoing, in the event such merger or other reorganization event also constitutes a change of control under the terms of the 2013 Plan, then all stock options outstanding on the date of the merger or other reorganization event shall be deemed vested at such time.

Under the terms of the 2013 Plan, a change of control means the occurrence of any of the following events: (i) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; (ii) (A) a merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or (iii) a change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” are defined under the 2013 Plan as directors who either (A) are directors of the Company as of October 16, 2013, (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company) or (C) are appointed in connection with the consummation of the Merger.

Amendment and Termination.  The 2013 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that stockholder approval will be required for any amendment to the 2013 Plan to the extent such approval is required by law, including the Internal Revenue Code of 1986, as amended, or applicable stock exchange requirements. Any amendment approved by the Board of Directors which the Board of Directors determines is of a scope that requires stockholder approval shall be subject to obtaining such stockholder approval. No such amendment may adversely affect the rights under any outstanding award without the holder’s consent. In addition, if any stock market on which the Company’s common stock is traded amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to such rules, no amendment of the 2013 Plan which (i) materially increases the number of shares to be issued under the 2013 Plan (other than to reflect a reorganization, stock split, merger, spin off or similar transaction); (ii) materially increases the benefits to participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which awards may be offered, or (c) extend the duration of the 2013 Plan; (iii) materially expands the class of participants eligible to participate in the 2013 Plan; or (iv) expands the types of awards provided under the 2013 Plan shall become effective unless stockholder approval is obtained.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as to equity awards held by each of the named executive officers of the Company at December 31, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Jonathan Segal	—	511,052	(1)	—		$5.00	10/16/2023
	—	—		511,052	(3)	$5.00	10/16/2023
Samuel Goldfinger	—	255,526	(2)	—		$5.00	10/16/2023
	—	—		255,526	(4)	$5.00	10/16/2023

(1)	The option vests ratably over 5 years beginning on October 16, 2014. Up to 114,044 shares shall be subject to pro rata forfeiture to the extent that the Company’s publicly traded warrants (the “Warrants”) are not exercised in full upon the expiration of the Warrants; provided, however, that to the extent that such options have been exercised prior to the expiration of the Warrants, a commensurate number of shares shall be forfeited.
(2)	The option vests ratably over 5 years beginning on October 16, 2014. Up to 57,022 shares shall be subject to pro rata forfeiture to the extent that the Warrants are not exercised in full upon the expiration of the Warrants; provided, however, that to the extent that such options have been exercised prior to the expiration of the Warrants, a commensurate number of shares shall be forfeited.
(3)	Up to 20% of the option will vest upon the achievement of certain annual performance milestones to be set by the Company each year for a five year period commencing with the 2014 fiscal year. 114,044 shares shall be subject to pro rata forfeiture to the extent that the Warrants are not exercised in full upon the expiration of the Warrants; provided, however, that to the extent that such options have been exercised prior to the expiration of the Warrants, a commensurate number of shares shall be forfeited.
(4)	Up to 20% of the option will vest upon the achievement of certain annual performance milestones to be set by the Company each year for a five year period commencing with the 2014 fiscal year. 57,022 shares shall be subject to pro rata forfeiture to the extent that the Warrants are not exercised in full upon the expiration of the Warrants; provided, however, that to the extent that such options have been exercised prior to the expiration of the Warrants, a commensurate number of shares shall be forfeited.

Compensation of Directors

On October 16, 2013, our non-employee directors received sign-on bonuses in the form of grants of restricted stock valued at $50,000 on such date ($60,000 in the case of Mr. Deitchle and $135,000 in the case of Mr. Serruya). Each non-employee director was paid a directors fee of $10,000 for the fiscal quarter ending December 31, 2013 and a directors fee of $40,000 per annum will be paid quarterly in arrears for the fiscal year ending December 31, 2014. For the fiscal year ending December 31, 2015, such annual payment will increase to $80,000 per annum payable half in cash and half in options or restricted stock. The exercise price of options or restricted stock will equal or exceed the fair market value of the Common Stock on the date of grant and shall vest in full on such date. The Company will reimburse all directors for reasonable expenses incurred traveling to and from Board of Directors meetings. The Company does not pay employee directors any compensation for services as a director. Non-employee board members who serve as chairman of committees will earn an additional $10,000 per annum for such services. The compensation for directors was approved by the Company’s pre-merger board of directors.

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Awards ($)(2)	Total ($)(3)
Michael Serruya	$10,000	$135,000	$145,000
Gerald W. Deitchle	$10,000	$60,000	$70,000
Richard E. Perlman	$10,000	$50,000	$60,000
Nicholas Giannuzzi	$10,000	$50,000	$60,000

(1)	Each non-employee director was paid a directors fee of $10,000 for the fiscal quarter ending December 31, 2013.
(2)	The amounts in the “Restricted Stock Awards” column reflect the aggregate grant date fair value of restricted stock granted during the year computed in accordance with the provisions of FASB ASC Topic 718. For a description of these restricted stock awards, see the first paragraph of this “Compensation of Directors” section.
(3)	As of December 31, 2013, the aggregate number of stock awards and stock options outstanding for each of our directors was 27,000 for Mr. Serruya, 12,000 for Mr. Deitchle, 10,000 for Mr. Perlman, and 10,000 for Mr. Giannuzzi.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no federal or state judicial or administrative orders, judgments or decrees or findings, no violations of any federal or state securities law, and no violations of any federal commodities law material to the evaluation of the ability and integrity of any director (existing or proposed) or executive officer (existing or proposed) of the Company during the past ten (10) years.

EQUITY COMPENSATION PLAN INFORMATION

Upon consummation of the Merger, the Company adopted the 2013 Employee, Director and Consultant Equity Incentive Plan (the “2013 Plan”). The following table sets forth information as of December 31, 2013 with respect to compensation plans under which equity securities of the Company are authorized for issuance. For a description of the terms of the 2013 Plan, please see “Executive Compensation — 2013 Employee, Director and Consultant Equity Incentive Plan.”

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	1,533,156	$5.00	3,240,766

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NASDAQ Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.togrp.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Grant Thornton LLP. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2013, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013 with management and Grant Thornton LLP, our independent registered public accounting firm;
•	Discussed with Grant Thornton LLP the matters required to be discussed in accordance with Auditing Standard No. 16 — Communications with Audit Committees; and
•	Received written disclosures and the letter from Grant Thornton LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP communications with the Audit Committee and the Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Members of the Committed Capital Acquisition Corporation
Audit Committee

Gerald W. Deitchle
Richard E. Perlman
Michael Serruya

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and beneficial owners of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended December 31, 2013.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our audit committee comprised of independent directors will review and approve in advance all related-party transactions.

Mr. Segal is the Chief Executive Officer, a director and a principal stockholder of the Company. As of April 18, 2014, Mr. Segal beneficially owned approximately 35% of our issued and outstanding Common Stock.

Related Party Indebtedness

Mr. Segal is the Managing Person of RCI II, Ltd., which is a stockholder of the Company. Between June 24, 2007 and April 14, 2013, RCI II, Ltd. made advances to the Company aggregating approximately $7,364,000, at interest rates varying from 6% to 12%. On February 27, 2009, we satisfied $1,000,000.00 principal amount of the indebtedness due RCI II, Ltd. by issuing to it 40,000 membership units and warrants to purchase 20,000 membership units (329,554 shares of Common Stock and a warrant to purchase 161,772 shares of Common Stock post-merger) of the Company. These loans, along with accrued interest, were repaid in conjunction with the Merger.

Mr. Segal is the Managing Person of Talia, Ltd. On October 1, 2009, we issued a 20% secured promissory note in the amount of $200,000 to Talia, Ltd., with interest being payable quarterly. This note is secured by our equity interests in JEC II, LLC, One Marks, LLC, Little West 12th, LLC and One-LA, L.P. These loans, along with accrued interest, were repaid in conjunction with the Merger.

On January 27, 2010, we issued a 12% demand promissory note to Mr. Segal in the principal amount of $500,000.00. The note was payable on November 1, 2011, with one-half of the interest being payable in quarterly installments of $7,500.00 and the balance due and payable upon maturity. On December 31, 2012, the note was forgiven by Mr. Segal in exchange for a membership interest we held in 408 W 15 Members LLC, which was originally issued to us in exchange for a capital contribution of $500,000.00 to 408 W 15 Members LLC. 408 W 15 Members LLC is in the process of opening a restaurant/lounge at 408 West 15th St. in New York City, which it will manage and operate (the “408 Venture”). The 408 Venture is not a direct competitor to our STK Restaurants or any of our other brands. On January 28, 2013, Mr. Segal advanced the Company an additional $500,000.00 pursuant to a 12% demand promissory note. These loans, along with accrued interest, were repaid in conjunction with the Merger.

On December 9, 2011 one of our subsidiaries, T.O.G. (UK) Limited, entered into two loan agreements with entities that are controlled by Mr. Segal for funds up to $354,200 (£230,000) and $462,000 (£300,000). The loans are due on demand and are accruing interest at 8%. These loans, along with accrued interest, were repaid in conjunction with the Merger.

On October 20, 2011, we, and our subsidiaries One 29 Park Management, LLC, STK — Las Vegas, LLC and STK Atlanta, LLC, entered into a credit agreement with Herald National Bank (now BankUnited, N.A.) for a revolving credit line of up to $3,000,000.00. We pledged collateral securing our and the other borrowers’ obligations to Herald National Bank (now BankUnited, N.A.) under the loan agreement, including the pledge of our equity interests in the other borrowers. Interest on amounts borrowed under the agreement accrues and is payable on a monthly basis at an annual rate equal to the greater of (i) the prime rate plus 1.75% or (ii) 5.0% and is payable monthly in arrears. Principal is repayable in nine consecutive monthly payments beginning on the first day of the fourth month following the date of each advance under the credit agreement. In connection with our entering into the credit agreement, Mr. Segal, RCI II, Ltd. and Talia, Ltd each entered into subordination agreements with Herald National Bank (now BankUnited, N.A.). In addition, Mr. Segal personally guaranteed this loan from Herald National Bank (now BankUnited, N.A.), and in exchange, we agreed to pay him a 3% annual “guaranty fee.” On January 24, 2013, the parties entered into Amendment No. 1 to the Credit Agreement, which extended the commitment period under the agreement until April 30, 2015 and the final maturity date until April 30, 2105, increased the commitment under the agreement to $5,000,000.00, and added additional subsidiaries as borrowers. As of December 31, 2013, the amounts borrowed by us that were outstanding under this line of credit were $4,316,865. On October 15, 2013, we entered into an amendment to the credit facility whereby BankUnited agreed, upon effectiveness of the Merger, to the release and termination of the Jonathan Segal guarantee and pledge, certain subordination agreements of Jonathan Segal and related entities and the release of the assignment of the proceeds of the key-man life insurance policy on the life of Mr. Segal. The amendment also imposed certain post-closing obligations on us, including executing a guarantee in favor of BankUnited unconditionally guaranteeing all of the obligations of the borrowers and the pledge of all of the membership interests of One Group owned by the Company. This post-closing obligation was met on October 25, 2013 when we entered into the Pledge Agreement and Guarantee Agreement with BankUnited.

Lease Guarantees

Mr. Segal is a limited personal guarantor of the leases for the STK Miami premises with respect to certain covenants under the lease relating to construction of the new premises and helping the landlord obtain a new liquor license for the premises in the event of termination of the lease. Mr. Segal is a limited personal guarantor of the leases for the Bagatelle New York premises with respect to JEC II, LLC’s payment and performance under the lease. Mr. Segal is also a surety to an equipment lease executed by the Company for the benefit of BBCLV, LLC, which owns and operated the recently closed Bagatelle Las Vegas. We are negotiating to have Mr. Segal removed as a guarantor on these obligations, and to substitute the Company as guarantor.

In addition, One Group is a guarantor to the leases of the following restaurant premises: STK Midtown, STK Atlanta, STK DC, Xi Shi Las Vegas, and Bagatelle Las Vegas. The aggregate obligations under these leases at December 31, 2013 was approximately $41.1 million.

Acquisition of JEC II, LLC Interests

Mr. Segal is the Managing Director of Modern Hotels (Holdings) Limited, which is a stockholder of the Company. On January 1, 2012, we entered into a transfer agreement with Modern Hotels (Holdings) Limited, pursuant to which we acquired all of Modern Hotels (Holdings) Limited’s equity interest (54.14%) in JEC II, LLC in exchange for an aggregate of 19,415 member units (157,040 shares of Common Stock post-merger) of the Company having an approximate fair market dollar value of $865,000. On the same date we also entered into a transfer agreement with Celeste Fierro, our Senior Vice President of Marketing, Sales and Events, pursuant to which we acquired all of Ms. Fierro’s equity interest (15.14%) in JEC II, LLC having an approximate fair market dollar value of $240,000 in exchange for an aggregate 5,429 member units (43,912 shares of Common Stock post-merger) of the Company.

Personal Interests in Subsidiaries

Mr. Segal currently owns 85% of Hip Hospitality LLC, which owns 50% of Bagatelle America, LLC (“Bagatelle America”). Mr. Giannuzzi also currently owns 5% of Bagatelle America. Bagatelle America is the Manager of our Bagatelle La Cienega, LLC and Bagatelle Little West 12th LLC subsidiaries, which own and operate our Bagatelle — LA and Bagatelle — NY restaurants, respectively. As Manager, Bagatelle America receives an annual management fee of 5% of the Adjusted Gross Revenue (as defined in the management agreements with each subsidiary). Bagatelle America is also the holder of the trademark for “Bagatelle”, which it licenses royalty free to Bagatelle La Cienega, LLC and Bagatelle Little West 12th LLC. In 2012, the Company advanced funds to Hip Hospitality LLC. The amount owed to the Company from Hip Hospitality LLC was applied against debt owed to Mr. Segal upon consummation of the Merger.

Mr. Segal also owns 100% of TGF Holdings, LLC, which owns 10% of W15 Properties, LLC. W15 Properties, LLC is a holding company for the property that currently accommodates the 408 Venture.

Related Party Services

Prior to the Merger, Nicholas Giannuzzi and Triple GGG, LLC (an entity managed by Nicholas Giannuzzi) were principal stockholders of the Company. Mr. Giannuzzi is the managing partner of The Giannuzzi Group, LLP, a law firm that provides legal services to the Company and its subsidiaries. In 2012 and 2013, we paid The Giannuzzi Group, LLP approximately $654,332.00 and $1.2 million for legal services rendered, respectively. In addition, The Giannuzzi Group, LLP subleases its office space from the Company, for which it currently pays the Company $6,579.00 per month.

Transactions with Former Officers and Directors

Michael Rapp, our former President and director, Philip Wagenheim, a former Secretary and director, and Jason Eiswerth, a former director, all serve as management of Broadband Capital Management LLC, a registered broker-dealer, which was also the lead underwriter of our initial public offering (“BCM”).

At the closing of the Merger, we reimbursed BCM $1,874,780 for its expenses in connection with our initial public offering and our subsequent operations, including franchise taxes.

In connection with the October 16, 2013 completion of a private placement of 3,131,339 shares of Common Stock at a purchase price of $5.00 per share to purchasers that included some of the Company’s existing shareholders (collectively, the “Investors”), realizing gross proceeds of $15,656,695, Michael Rapp, our former President and director, purchased 156,320 shares of our Common Stock for a purchase price of $781,600. Philip Wagenheim, our former Secretary and director, purchased 42,607 shares of our Common Stock for a purchase price of $213,035. Committed Capital Holdings LLC purchased 87,949 shares of our Common Stock for a purchase price of $439,745. P&P 2, LLC, an initial stockholder, purchased 33,750 shares of our Common Stock for a purchase price of $168,750. MOS Holdings Inc., an entity owned by Michael Serruya, purchased 16,875 shares of our Common Stock for a purchase price of $84,375 and Mr. Serruya’s wife purchased 83,125 shares of our Common Stock for a purchase price of $415,625.

Lock-Up Agreements

In connection with the Merger, the TOG Members that received shares of our Common Stock as merger consideration entered into lock-up agreements with us pursuant to which each such person agreed not to sell, dispose of, contract to sell, sell any option or contract to purchase, or otherwise transfer or dispose of, directly or indirectly, without the written consent of the Company, any shares of our Common Stock or any securities convertible into or exercisable or exchangeable for shares of our Common Stock until six months following the closing date of the Merger, provided that for any stockholder that beneficially owns more than 10% of our outstanding Common Stock, the lock-up period shall be 12 months following the closing date of the Merger.

Policy for Approval of Related Person Transactions

Pursuant to the written charter of our audit committee, the audit committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our Board of Directors determines may be considered related parties under Item 404 of Regulation S-K, has or will have a direct or indirect material interest.

In reviewing and approving such transactions, the audit committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the audit committee in some circumstances. No related party transaction shall be entered into prior to the completion of these procedures.

The audit committee or its chairman, as the case may be, shall approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary in accordance with principles of Delaware law generally applicable to directors of a Delaware corporation. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the audit committee shall participate in any review, consideration or approval of any related party transaction with respect to which the member or any of his or her immediate family members has an interest.

ELECTION OF DIRECTORS

(Notice Item 1)

On February 19, 2014 the Board of Directors nominated Michael Serruya and Richard E. Perlman for election at the annual meeting. The Board of Directors currently consists of five members, classified into three classes as follows: Gerald W. Deitchle and Nicholas Giannuzzi constitute a class with a term ending in 2015; Jonathan Segal constitutes a class with a term ending in 2016; and Michael Serruya and Richard E. Perlman constitute a class with a term which expires at the upcoming annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board of Directors has voted to nominate Michael Serruya and Richard E. Perlman as Class I directors for election at the annual meeting for a term of three years to serve until the 2017 Annual Meeting of Stockholders, and until their respective successors are elected and qualified subject, however, to such directors’ earlier death, resignation, retirement, disqualification or removal. The Class II directors (Gerald W. Deitchle and Nicholas Giannuzzi) and the Class III director (Jonathan Segal) will serve until the Annual Meetings of Stockholders to be held in 2015 and 2016, respectively, and until their respective successors have been elected and qualified, subject, however, to such directors’ earlier death, resignation, retirement, disqualification or removal.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Michael Serruya and Richard E. Perlman. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Required Vote

A plurality of the shares voted for each nominee at the Meeting is required to elect each nominee as a director.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MICHAEL SERRUYA AND RICHARD E. PERLMAN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF THE COMPANY’S
2013 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

(Notice Item 2)

General

On October 16, 2013, our Board of Directors approved the adoption of the 2013 Employee, Director and Consultant Equity Incentive Plan (the “Plan”), effective upon approval by our stockholders at the annual meeting. As of April 18, 2014, a total of 4,773,922 shares of our common stock are reserved for issuance under the Plan. As of April 18, 2014, options to purchase 1,733,156 shares of common stock are outstanding under the Plan, no shares have been issued upon the exercise of options granted under the Plan and 3,040,766 options remain available for issuance. As of April 18, 2014, no shares of restricted stock have been issued under the Plan. By its terms, the Plan may be amended by the stockholders, or may also be amended by the Board of Directors, under certain circumstances, provided that any amendment which the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval.

This Plan is being submitted to you for approval at the annual meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code.

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the Plan is essential to permit our management to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the Plan.

For a description of the terms of the 2013 Plan, please see “Executive Compensation — 2013 Employee, Director and Consultant Equity Incentive Plan.” Such summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.
Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.
A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.
An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants:	With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The following table shows the total number of awards expected to be made under our Plan to the identified individuals and groups, which awards are subject to the approval of our Plan by our stockholders:

NEW PLAN BENEFITS
2013 Employee, Director and Consultant Equity Incentive Plan

Name and Position	Number of Units
Jonathan Segal, Chief Executive Officer	1,022,104
Samuel Goldfinger, Chief Financial Officer	511,052
John Inserra, Chief Operating Officer	200,000
Celeste Fierro, Senior Vice President of Marketing, Sales and Events	0
Current Executive Officers	1,733,156
Non-Executive Directors	0
Non-Executive Officer Employees	0

Except as set forth in the table above, the amounts of future grants under the Plan are not determinable as awards under the Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

On April 17, 2014, the closing market price per share of our common stock was $5.31, as reported by the OTCQB.

Required Vote

For these reasons, the Board of Directors has recommended adopting the Plan. The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment to the Plan.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION THE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

(Notice Item 3)

The Company is asking holders of its Common Stock to approve the amendment and restatement of the Amended and Restated Certificate of Incorporation. Specifically, the Company is proposing to amend Article I of its Amended and Restated Certificate of Incorporation to change the Company’s name from “Committed Capital Acquisition Corporation” to “The ONE Group Hospitality, Inc.” The reason for this amendment is that, following the Company’s acquisition of The ONE Group, LLC, its current name does not accurately reflect the business operations of its operating subsidiary. The Company’s consolidated operations following the acquisition consist of owning and operating 10 and managing 9 restaurants and lounges, including six STKs throughout the United States and in London. Accordingly, the Company’s Board of Directors believes that changing its name to “The ONE Group Hospitality, Inc.” will better reflect its business operations following its completion of the acquisition of The ONE Group, LLC.

Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the amendment is adopted. In addition, the Company’s trading symbols were previously changed from “CCAC”, “CCACW” and “CCACU” to “STKS”, “STSKW” and “STKSU”, respectively.

The Board of Directors has unanimously adopted the amendment and restatement of the Amended and Restated Certificate of Incorporation to effect the name change and declared that it is advisable for the stockholders to approve such amendment and restatement.

Filing of Amended and Restated Certificate of Incorporation

Following the approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, the Company will file the Amended and Restated Certificate of Incorporation substantially in the form attached as Appendix B to this proxy statement, including the amendment and restatement being considered by the Company’s stockholders at the annual meeting, assuming it is adopted. In addition, the entire text of Article IX, relating to limitation of the purposes of the corporation failing consummation of a business transaction prior to October 24, 2013, will be removed from the Amended and Restated Certificate of Incorporation to reflect that, pursuant to its terms, such provisions terminated automatically with no action required by the Board of Directors or the stockholders inasmuch as the Company consummated its initial business transaction on October 16, 2013.

Required Vote

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment and restatement of the Committed Capital Acquisition Corporation Amended and Restated Certificate of Incorporation.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 4)

The Audit Committee has appointed Grant Thornton LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2014. In connection with the closing of the Merger, Grant Thornton LLP, which was the independent registered public accounting firm for One Group prior to the Merger, became the independent registered public accounting firm for us, and Rothstein Kass was dismissed effective on the date of the closing of the Merger (October 16, 2013), as our independent registered public accounting firm. Grant Thornton LLP audited our financial statements for the fiscal year ended December 31, 2013. We expect that representatives of Grant Thornton LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Grant Thornton LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Grant Thornton LLP and concluded that Grant Thornton LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2014.

The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2013, and December 31, 2012, and fees billed for other services rendered by Grant Thornton LLP during those periods.

	2013	2012
Audit fees:(1)	$361,980	$165,000
Audit related fees:	—	—
Tax fees:	—	—
All other fees:	—	—
Total	$361,980	$165,000

(1)	Audit fees consisted of audit work performed in the preparation and audit of the annual financial statements, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements, Current Reports on Form 8-K and related amendments and statutory audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.  Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.  Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.  Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.  Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Required Vote

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED
IN THIS PROXY STATEMENT

(Notice Item 5)

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the Executive Officer and Director Compensation section of this proxy statement in the compensation tables and related disclosures. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2015 Annual Meeting of Stockholders.

The objective of the compensation program for our named executive officers is to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to the Company’s performance as well as the performance of each of our named executive officers.

We rely on qualified, highly skilled and talented employees who have experience in the restaurant and hospitality industries to execute our business plan and strategy. Thus, our compensation program is patterned in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.

Our compensation program consists of these general elements:

•	a fixed portion of compensation to retain and provide a base level of compensation to our named executive officers;
•	a past performance element to recognize prior unrecognized performance; and
•	a performance element to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to us of each named executive officer in light of numerous factors, including, but not limited to, the following:

•	our competitive position;
•	our financial performance and the contribution of each individual to our financial performance;
•	individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and
•	our long-term needs and operational goals, including attracting and retaining key management personnel.

Fiscal year 2013 was a transformational year for the Company as a result of the consummation of the Merger. Mr. Segal was appointed Chief Executive Officer and Mr. Goldfinger was appointed as Chief Financial Officer concurrent with the Merger. In connection with the Merger and the change in management, we granted equity awards to our named executive officers. These awards were granted when the fair market value of our common stock was at $5.00 per share. The stock options granted vest quarterly over a five-year period. These equity awards ensure that the executive team is incentivized to build value for both the Company and our stockholders. In addition, in connection with the Merger (i) Mr. Goldfinger also received a special one-time deal bonus of $50,000, paid following the closing of the Merger and a one-time sign-on bonus of $250,000 paid in connection with the Merger and (ii) the Company issued to Mr. Segal 1,000,000 shares of common stock.

The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and objectives and in achieving our goals.

Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of our named executive officers. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2014 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Committed Capital Acquisition Corporation, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

Required Vote

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, this resolution.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING AN ADVISORY VOTE
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Notice Item 6)

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers (Notice Item 5) should occur every year, every two years or every three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.

The Compensation Committee, Board and management believe that it is appropriate and in our best interests for our stockholders to vote in favor of an annual advisory vote on the compensation of our named executive officers. This is consistent with our policy of giving stockholders the opportunity to voice concerns with management or our Board of Directors. An annual advisory vote will give the Board of Directors, the Compensation Committee and management more timely feedback from the stockholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our named executive officers. In addition, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

Conversely, waiting for a say-on-pay vote once every two or three years may allow an unpopular pay practice to continue too long without timely feedback.

Required Vote

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation. The affirmative vote of a majority of the shares voted for this proposal — every year, every two years or every three years — will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF HOLDING A VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH FREQUENCY UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.togrp.com and is filed as an exhibit to our Annual Report on Form 10-K. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2014 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than December 31, 2014. To be considered for presentation at the 2015 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 14, 2015 and no later than March 16, 2015. Proposals that are not received in a timely manner will not be voted on at the 2015 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Security Holder Communication, Board of Directors at The ONE Group, LLC, 411 W. 14th Street, 2nd Floor, New York, NY 10014.

New York, New York 10014
April 18, 2014

Appendix A

COMMITTED CAPITAL ACQUISITION CORPORATION

2013 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Committed Capital Acquisition Corporation 2013 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means a written agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

California Participant means a Participant who resides in the State of California.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement (including any Agreement of employment (an “Employment Agreement”) then in effect) between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events:

(i)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or
(ii)	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or
(iii)	Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of October 16, 2013, (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company) or (C) are appointed in connection with the consummation of the merger among the Company, CCAC Acquisition Sub, LLC, The ONE Group, LLC and Samuel Goldfinger, as representative of the owners of membership interests in The ONE Group, LLC.
(iv)	“Change of Control” shall be interpreted, if applicable, in a manner, and limited to the extent necessary, so that it will not cause adverse tax consequences under Section 409A.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.0001 par value per share.

Company means Committed Capital Acquisition Corporation, a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If there is no regular public trading market for such Common Shares, the Fair Market Value of the Shares shall be determined by the Administrator in good faith and in compliance with Section 409A of the Code.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Committed Capital Acquisition Corporation 2013 Employee, Director and Consultant Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 4,773,922, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Amend any term or condition of any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(f) Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options:  Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option provided, that if the exercise price is less than Fair Market Value, the terms of such Option must comply with the requirements of Section 409A of the Code unless granted to a Consultant to whom Section 409A of the Code does not apply.
(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.
(iii)	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events. For California Participants, the exercise period of the Option set forth in the Option Agreement shall not be more than 120 months from the date of grant.
(iv)	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:
A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and
B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.
(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs:  Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.
(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:
A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.
(iii)	Term of Option: For Participants who own:
A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or
B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.
(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. For California Participants, each Stock Grant shall be issued within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s shareholders. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

10. PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

11. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

12. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. For California Participants, Stock Rights shall not be transferable by the Participant other than by will or by the laws of descent and distribution, to a revocable trust, or as permitted by Rule 701 of the Securities Act. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement or Employment Agreement then in effect, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment. For Options granted to California Participants, an Option must be exercisable for at least thirty (30) days from the date of a Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement or Employment Agreement then in effect, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement or Employment Agreement then in effect:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and
(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. For Options granted to California Participants, a Participant may exercise such rights for at least six (6) months from the date of termination of service due to Disability.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement or Employment Agreement then in effet:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and
(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. For Options granted to California Participants, the Participant’s Survivors must be allowed to take all necessary steps to exercise the Option for at least six (6) months from the date of death of such Participant.

17. EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement or Employment Agreement then in effect, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement or Employment Agreement then in effect, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant that are subject to forfeiture provisions shall be immediately forfeited to the Company as of the time the Participant is notified that his or her service is terminated for Cause. All Shares subject to any Stock Grant that are not subject to forfeiture provisions shall become immediately subject to repurchase by the Company at the Fair Market Value thereof as of the time the Participant is notified that his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21. EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22. PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

23. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits.  If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions.  If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this

Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Options outstanding on the date of the Corporate Transaction shall be deemed vested at such time.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards.  Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options.  Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

25. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28. WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30. TERMINATION OF THE PLAN.

The Plan will terminate on October 16, 2023. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31. AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. In addition, if NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to the NASDAQ rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which Shares or Options may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of Participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

34. SEVERABILITY.

The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect, and any invalid or unenforceable provision shall be deemed replaced by a provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable provision.

Appendix B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
COMMITTED CAPITAL ACQUISITION CORPORATION

Committed Capital Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Committed Capital Acquisition Corporation”. The Corporation was originally incorporated under the name “Plastron Acquisition Corp. II” and the original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 24, 2006 (the “Original Certificate”). On May 20, 2011, an amendment to the Original Certificate was filed with the Secretary of State of the State of Delaware, which, among other things, changed the Corporation’s name to “Committed Capital Acquisition Corporation”. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 24, 2011 (the “Existing Certificate”).

2. This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

3. This Amended and Restated Certificate restates, integrates and further amends the provisions of the Existing Certificate.

4. Certain capitalized terms used in this Amended and Restated Certificate are defined where appropriate herein.

5. The text of the Existing Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is The ONE Group Hospitality, Inc. (the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE III
REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington DE 19808, New Castle County, and the name of the Corporation’s registered agent at such address is Corporation Services Company.

ARTICLE IV
CAPITALIZATION

Section 4.1 Authorized Capital Stock.  The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 85,000,000 shares, consisting of 75,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2 Preferred Stock.  The Preferred Stock may be issued from time to time in one or more series. The Board is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designations (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions. Subject to the other provisions of this Amended and Restated Certificate, shares of each such series may (i) rank senior to shares of any capital stock as to the payment of the distribution of assets on liquidation; (ii) bear a stated dividend and/or rank senior to shares of any capital stock as to the payment of dividends; (iii) be redeemable by the holder thereof; (iv) have voting or other rights with respect to the control of the Corporation which rank senior to shares of any outstanding capital stock; or (v) otherwise have rights, powers or preferences which are senior or otherwise superior to shares of any outstanding capital stock. Subject to the other provisions of this Amended and Restated Certificate and any limitations prescribed by law, no consent of the holders of Common Stock or any outstanding series of Preferred Stock shall be required in connection with such authorization and issuance by the Board of any such series of Preferred Stock.

Section 4.3 Common Stock.

(a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation).

(b) Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

(c) Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

Section 4.4 Rights and Options.  The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1 Board Powers.  The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws (“Bylaws”) of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Amended and Restated Certificate, “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.

(b) Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II and Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of the Amended and Restated Certificate of Incorporation filed on October 24, 2011; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of the Amended and Restated Certificate of Incorporation filed on October 24, 2011; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of the Amended and Restated Certificate of Incorporation filed on October 24, 2011. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

(c) Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 5.3 Newly Created Directorships and Vacancies.  Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal.  Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock — Directors.  Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Meetings.  Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer or President of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Whole Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

Section 7.2 Advance Notice.  Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Written Consent.  Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability.  A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
AMENDMENT OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article IX.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Committed Capital Acquisition Corporation has caused this Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by its Chief Financial Officer this [          ] day of [  ], 2014.

COMMITTED CAPITAL ACQUISITION
CORPORATION

By:	Name: Samuel Goldfinger Title: Chief Financial Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

COMMITTED CAPITAL ACQUISITION CORPORATION

2014 Annual Meeting of Stockholders

June 5, 2014, 11:00 A.M. local time

This Proxy is Solicited On Behalf Of The Board Of Directors

Label Area 4" x 1 3/4"

PRINT AUTHORIZATION

(THIS BOXED AREA DOES NOT PRINT)

To commence printing on this proxy card please sign, date and scan/email this card or simply email us your approval.

SIGNATURE:______________________

DATE:______________ TIME:______________

Registered Qty ____________ Broker Qty ____________

UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO

SUNGUARD

WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, "FOR" PROPOSAL 5, AND "FOR" PROPOSAL 6.

1. Election of two Class I Directors to hold office until the 2017 Annual Meeting:

	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (see instructions below)
NOMINEES: ○ Michael Serruya ○ Richard E. Perlman	☐	☐	☐

Instruction:
To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ⊗

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, "FOR" PROPOSAL 5 AND "FOR" PROPOSAL 6 AND IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ Signature ______________________ Date ____________, 2014.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

The Notice of Annual Meeting, Proxy Statement and 2013 Form 10-K are available on the Company's website at http://www.togrp.com/proxy.html

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

COMMITTED CAPITAL ACQUISITION CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 5, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMITTED CAPITAL ACQUISITION CORPORATION

The undersigned, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint(s) Jonathan Segal and Sam Goldfinger, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of COMMITTED CAPITAL ACQUISITION CORPORATION (the "Company") to be held at STK, 26 Little West 12th Street, New York, NY 10014, 3rd Floor, on Thursday, June 5, 2014, at 11:00 a.m. local time, and at any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Comments: ______________________________

____

____

(Continued, and to be marked, dated and signed, on the other side)